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                                                                   Exhibit 10.2
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                                                                 Execution Form

                              HANOVER DIRECT, INC.
                          SUBORDINATED PROMISSORY NOTE

$25,000,000                                            New York, New York
                                                       May 31, 1996

     FOR VALUE RECEIVED, the undersigned, HANOVER DIRECT, INC., a Delaware corporation ("Borrower"), promises to pay to the order of INTERCONTINENTAL MINING & RESOURCES, INCORPORATED, or its assigns ("Lender"), on or before the Maturity Date referred to below, TWENTY-FIVE MILLION DOLLARS ($25,000,000), or such lesser amount as shall then be outstanding under this Note as evidenced by Lender's record of the loans made hereunder, together with interest (computed on the basis of a 360-day year and actual days elapsed) (i) on the unpaid principal amount hereof from the date hereof until the loans evidenced hereby are paid in full, payable on the Maturity Date, at the rate of 1.5% per annum in excess of the prime commercial interest rate announced from time to time by CoreStates Bank, N.A., or such other rate as shall then be charged on terms loans made to Borrower's affiliates under the Loan and Security Agreement, dated as of November 14, 1995, between Borrower's affiliates and Congress Financial Corporation, and (ii) to the extent permitted by law, on any overdue payment of principal, interest or premium, if any, on this Note, payable on demand, at a rate per annum equal to 3.5% per annum in excess of the prime commercial interest rate announced from time to time by CoreStates Bank, N.A. In addition to interest on this Note, Borrower shall pay together with such interest an amount sufficient to enable Lender and/or its affiliates to pay taxes, if any, required to be paid by Lender or its affiliates in respect of interest on this Note or on intercompany loans made to facilitate the loan evidenced by this Note.


     All outstanding principal and interest not previously paid shall be due and payable in full on the date (the "Maturity Date") which is the earlier to occur of December 31, 1996 and the date on which the Borrower's currently proposed offering of rights to purchase shares of Borrower's common stock (the "Rights Offering") is consummated. Principal and interest on this Note are payable in lawful currency of the United States of America to the Lender at its principal office at 127 East 73rd Street, New York, New York, or at such other place as may be designated by Lender, in same day funds, except that Lender shall have the option, exercisable by notice to Borrower at any time interest is due hereunder, to require payment of interest on this Note in common stock of Borrower having a value, based on the subscription price payable in the Rights Offering, equal to such interest. Lender shall be entitled to require that Borrower, at its expense, use its best efforts to issue and to register with the Securities and Exchange Commission and list on the appropriate securities exchange any such common stock so required to be delivered to Lender.


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A. REPRESENTATIONS AND WARRANTIES.

   1. Borrower is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Borrower has the corporate power and authority to execute and deliver this Note and to perform its obligations hereunder.

   2. This Note has been duly authorized by all necessary corporate action on the part of Borrower, and this Note constitutes a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

   3. The execution, delivery and performance by Borrower of this Note will not (i) violate, or result in the creation of any lien in respect of any property of Borrower under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument by which Borrower is bound, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or governmental authority applicable to Borrower or (iii) violate any provision of any statute or other rule or regulation of any governmental authority applicable to Borrower.

   4. No approval, consent, waiver, authorization, registration, declaration or filing by, from or with any governmental authority or other person or entity is required in connection with the execution, delivery or performance by Borrower of this Note.

B. COVENANTS

   1. Borrower shall at all times maintain its corporate existence and shall not merge or consolidate with any other entity (unless Borrower shall be the survivor) without Lender's consent.

   2. Borrower shall provide to Lender such information about its assets, liabilities and business as Lender shall from time to time reasonably request, including, without limitation, financial statements of Borrower and its subsidiaries.

C. EVENTS OF DEFAULT

     An "Event of Default" shall exist under this Note if any of the following conditions or events shall occur and be continuing:

   (a) Borrower defaults in the payment of any principal or interest on this Note when the same becomes due and payable, whether at maturity or by declaration or otherwise; or

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   (b)  Borrower defaults in the performance of any other obligation hereunder or any representation or warranty made by Borrower in this Note proves to have been false or incorrect in any material respect on the date as of which made; or

   (c) Borrower (i) is unable to pay, or admits in writing its inability to pay, its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction,
        (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

   (d) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by Borrower, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Borrower, or any such petition shall be filed against Borrower; or

     Upon the occurrence of an Event of Default, Lender may, at its option, declare the entire unpaid principal balance of, and all accrued interest on, this Note to be immediately due and payable. If an Event of Default described in paragraph (c) or (d) above has occurred, this Note shall automatically become immediately due and payable. Upon this Note becoming due and payable, whether automatically or by declaration, this Note will forthwith mature and the entire unpaid principal amount hereof, plus all accrued and unpaid interest hereon, shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived.

     In addition to the foregoing, Lender may proceed to protect and enforce its rights hereunder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or by law or otherwise.

     Lender or its assignee may assign this Note to any person or entity without Borrower's consent. Lender or its assignee shall be entitled to apply this Note in payment of the exercise price payable in respect of rights issued to Lender or any affiliate of Lender in the Rights Offering.

     Failure of Lender to exercise any of its rights and remedies shall not constitute a waiver of the right to exercise the same at that or any other time. All rights and remedies of Lender shall be cumulative to the full extent permitted by law.

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     The invalidity or unenforceability of any provision of this Note shall not impair the validity or enforceability of any other provision of this Note.



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     This Note and the rights of Lender hereunder are subject to the terms of that certain Subordination Agreement, dated as of May 31, 1996, between Lender and Congress Financial Corporation.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS.

                                             HANOVER DIRECT, INC.



                                             By:  /s/ Edward J. O'Brien
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                                                Name:  Edward J. O'Brien
                                                Title: Senior Vice President

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